3

               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                            FORM 8-K





         Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




  Date of Report (date of event reported):  September 29, 1997.



                HEADWAY CORPORATE RESOURCES, INC.
     (Exact name of registrant as specified in its charter)


                 Commission File Number: 0-23170

               DELAWARE                        75-2134871
   (State or other jurisdiction of          (I.R.S. Employer
    incorporation or organization)         Identification No.)


     850 Third Avenue, 11th Floor
             New York, NY                         10022
   (Address of principal executive             (Zip Code)
               offices)


         Registrant's Telephone Number:  (212) 508-3560


                         NOT APPLICABLE
      (Former name, former address and former fiscal year,
                  if changed since last report)

          ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

On September 29, 1997, Headway Corporate Resources, Inc. ("Company"), acquired through its wholly owned subsidiary substantially all the assets of Quality OutSourcing, Inc., a New Jersey corporation engaged in the business of offering temporary staffing services ("QOS"). The principal office of QOS is located in Ramsey, New Jersey. The purchase price for QOS was $795,000 paid at closing, plus an earnout over the two year period commencing September 30, 1997, and ending September 30, 1999, equal to a multiple of the earnings before interest taxes and amortization attributable to the assets acquired. At the closing, the company also advanced $140,000 to the seller, which is payable out of the earnout. The purchase price was determined through arms-length negotiations between the Company and QOS on the basis of the tangible assets of QOS and the goodwill associated with the business. The former shareholders of QOS (which includes the former executive officers) are George J. Burt, Richard E. Gaudy, and Peter F. Notaro, none of whom (including QOS) was affiliated or associated with the Company or its affiliates prior to the acquisition. Funding for the acquisition was provided by debt financing obtained from ING (U.S.) Capital Corporation ("ING"), under the acquisition loan facility previously established between the Company and ING.

On September 30, 1997, the Company acquired through a wholly owned subsidiary formed for that purpose, all of the capital stock of E.D.R. Associates, Inc., a Connecticut corporation, and substantially all the assets of Electronic Data Resources, L.L.C., a Connecticut limited liability company (collectively referred to as "EDR"). EDR is engaged in the business of offering information technology staffing and consulting services. The principal office of EDR is located in Windsor, Connecticut. The purchase price for EDR was $7,000,000 paid at closing, $250,000 of which was deposited into escrow to fund any EDR indemnification obligations, plus the assumption of liabilities in the amount of approximately $372,000, and an earnout in respect of the calendar years 1997 through 2000, equal to a multiple of the earnings before interest taxes and amortization attributable to the business acquired. The purchase price was determined through arms-length negotiations between the Company and EDR on the basis of the tangible assets of EDR and the goodwill associated with the business. The equity holders of EDR (which includes the former executive officers) are Maurice Dusel, James Roberts, and Michael Russell, none of whom (including EDR) was affiliated or associated with the Company or its affiliates prior to the acquisition. Funding for the acquisition was provided by debt financing obtained from ING (U.S.) Capital Corporation ("ING"), under the acquisition loan facility previously established between the Company and ING.

           ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements. Included with this report are the historical financial statements of QOS for the calendar years ended December 31, 1996 and 1995 (audited), and for the periods ended July 4, 1997, and July 5, 1996 (unaudited), consisting of the following:

  Report of Independent Auditors
  Balance Sheets
  Statements of Income and Retained Earnings
  Statements of Cash Flows
  Notes to Financial Statements

Based on the application of the significance tests set forth under Item 7, historical financial statements of EDR are not required.

(b)  Pro Forma Financial Information

It is impracticable for the Company to provide the required pro forma financial information at the time this report on Form 8-K is filed. The Company proposes to file the required pro forma financial information as soon as it is available. The Company expects that it will file the required financial information no later than 60 days after the date on which this report on Form 8-K is required to be filed.

Based on the application of the significance tests set forth under Item 7, pro forma financial information giving effect to the acquisition of EDR is not required.

(c) Exhibits. Included in this report are the following exhibits.


 Exhibit   SEC Ref.    Title of Document                           Page
   No.        No.

    1        (10)      Asset Purchase Agreement dated
                          September 29, 1997, pertaining to
                          the purchase of QOS assets                E-1

    2        (23)      Consent of Eichler Bergsman & Co., LLP      E-30

                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              HEADWAY CORPORATE RESOURCES, INC.

DATED:  October 14, 1997      By: Barry Roseman (Signature)
                                  President

                    QUALITY OUTSOURCING INC.




                        TABLE OF CONTENTS




                                                 PAGE

ACCOUNTANTS' AUDIT REPORT                           1


BALANCE SHEET                                     2-3


STATEMENTS OF INCOME AND RETAINED EARNINGS          4


STATEMENTS OF CASH FLOWS                            5


NOTES TO FINANCIAL STATEMENTS                     6-8

To the Board of Directors and Shareholders
Quality OutSourcing Inc.



We  have  audited  the  accompanying  balance  sheet  of  Quality
OutSourcing Inc. as of December 31, 1996, and the related statements of income, retained earnings, and cash flows for each of the two years in the period ended December 31, 1996. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Quality OutSourcing Inc. as of December 31, 1996, and the results of its operations and its cash flows for each of the two years in the period ended December 31, 1996, in conformity with generally accepted accounting principles.


EICHLER BERGSMAN & CO., LLP


New York, New York
September 15, 1997

                    QUALITY OUTSOURCING INC.

                         BALANCE SHEETS

                     AS OF DECEMBER 31, 1996
                               AND
                 AS OF JULY 4, 1997 (UNAUDITED)



                             ASSETS


                                                                    UNAUDITED
                                                    December 31,     July 4,
                                                        1996           1997


Current assets:

  Cash                                              $   36,085      $  44,246
  Accounts receivable and accrued income (Note 6)    1,028,806        690,600
  Prepaid expenses                                      14,230         36,598

               Total current assets                  1,079,121        771,444


Fixed assets:

  Automobile, net of accumulated
     depreciation of $10,556
     (Notes 1 and 2)                                    12,476              -


Other assets:

  Rent and other deposits                                9,391          9,391
  Loans receivable - affiliated companies               21,000         39,342
                   - Other                              21,842              -
  Employee advances                                     19,531          2,595

               Total other assets                       71,764         51,328


Total Assets                                        $1,163,361      $ 822,772




 The accompanying notes are an integral part of these financial statements.

                    QUALITY OUTSOURCING INC.

                         BALANCE SHEETS

                     AS OF DECEMBER 31, 1996
                               AND
                 AS OF JULY 4, 1997 (UNAUDITED)


              LIABILITIES AND SHAREHOLDERS' EQUITY


                                                                    UNAUDITED
                                                   December 31,      July 4,
                                                      1996            1997

Current liabilities:

  Accounts payable and accrued expenses            $  197,770       $  37,546
  Bank loan - line of credit (Note 6)                 200,000         125,000
  Bank loan - current portion (Note 6)                 50,000          50,000
  Other current liabilities                            15,287               -

               Total current liabilities              463,057         212,546


Long-term debt:

  Automobile loan (Note 2)                             11,934               -
  Other:  employee loans without interest                   -          40,000
  Bank loan (Note 6)                                  100,000          75,000

               Total long-term debt                   111,934         115,000


Commitments (Notes 3 and 4)

Subordinated notes payable (Note 5)                   242,331         350,430

Shareholders' equity:

  Common shares - no par value; authorized
     100,000 shares, 300 shares issued and
     outstanding                                        9,440           9,440
  Retained earnings                                   336,599         135,356

               Total shareholders' equity             346,039         144,796


Total Liabilities and Shareholders' Equity         $1,163,361       $ 822,772


 The accompanying notes are an integral part of these financial statements.

                    QUALITY OUTSOURCING INC.

            STATEMENT OF INCOME AND RETAINED EARNINGS






                              For the Years Ended             UNAUDITED
                                 December 31,         For the Six Months Ended
                                                        July 4,      July 5,
                               1995         1996         1997         1996
Revenues                   $ 5,803,685  $ 7,836,413  $ 4,164,223  $ 3,871,023

  Less direct costs          4,615,145    6,257,043    3,388,861    3,064,067

Net revenues                 1,188,540    1,579,370      775,362      806,956

Operating expenses:
  Executive compensation       284,000      389,978      235,002      102,536
  Employee salaries            329,413      202,026       89,273       90,121
  Rents (Note 3)                60,174       52,624       23,224       26,250
  Consulting, marketing,
     general and
     administrative            338,329      346,737      181,079      132,499
  Bad deb                       60,304            -            -            -
  Interest                      43,389       39,631       37,928       24,453

       Total                 1,115,609    1,030,996      566,506      375,859

Operating income                72,931      548,374      208,856      431,097
Loss on sale of assets          42,747            -            -            -
Net income                      30,184      548,374      208,856      431,097

Retained earnings,
  beginning of year             71,049       30,184      336,599       30,184

Less distribution of Sub-S
  income (Note 1)              (71,049)    (241,959)    (410,099)    (103,259)

Retained earnings,
  end of year              $    30,184  $   336,599  $   135,356  $   358,022


 The accompanying notes are an integral part of these financial statements.

                    QUALITY OUTSOURCING INC.

                     STATEMENT OF CASH FLOWS


                                 For the Years Ended         UNAUDITED
                                    December  31,     For the Six Months Ended
                                                          July 4,     July 5,
                                  1995         1996        1997        1996

Cash flows from
 operating activities:

  Net income                    $  30,184   $ 548,374   $ 208,856   $ 431,097

  Adjustments to reconcile
    net income to net cash
    provided by operations -
      Depreciation and
          amortization              4,798       5,758      12,476       3,359

  Changes in assets and liabilities:
    (Increase) Decrease in accounts
      receivables, accrued
      income and prepaid
      expenses                   (166,223)   (491,023)    315,838    (170,541)
    (Increase) Decrease in
      other assets                132,639       3,678      20,436        (844)
    (Decrease) Increase in
      current liabilities          48,534     127,468    (250,511)   (111,072)

            Net cash provided
            from operating
            activities             49,932     194,255     307,095     151,999


Cash used in investing activities:

 Purchase of fixed assets         (23,032)          -          -            -

Cash flows from financing activities:

 Distributions of Sub-S income    (71,049)   (241,959)   (410,099)   (103,259)
 Increase in long-term debt        24,177      98,685     111,165      30,732

        Net cash used in
        financing activities      (46,872)   (143,274)   (298,934)    (72,527)

Net (Decrease) Increase in cash   (19,972)     50,981       8,161      79,472

Cash (Overdraft), beginning         5,076     (14,896)     36,085     (14,896)

Cash (Overdraft), end          $  (14,896)  $  36,085   $  44,246   $  64,576


 The accompanying notes are an integral part of these financial statements.

                    QUALITY OUTSOURCING INC.

                  NOTES TO FINANCIAL STATEMENTS

                        DECEMBER 31, 1996


Note    1 - The Company and Significant Accounting Policies

       Quality   OutSourcing  Inc.'s  (the   Company)   principal
       business is providing managed services in the areas of finance, administration and consumer banking on a contract basis for major companies. In 1996, most of the Company's revenue was from four such customers, each with revenues ranging from 12.5% to 35.9% of the year's total. In 1995, most of the Company's revenue was from two such customers representing 10.6% and 86.5% of the year's total revenues.

       The statements are prepared in conformity with generally accepted accounting principles, the accrual method of accounting. Generally accepted accounting principles require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the reported amounts of revenues and expenses. Actual results could differ from those estimates.

       Equipment    is   carried   at   cost   less   accumulated
       depreciation computed on an accelerated basis over the estimated useful lives of the assets.

       The Company has elected Subchapter S status under provisions of the Internal Revenue Code and related New York and New Jersey tax provisions, and therefore is not subject to income tax, which is paid by the shareholders on corporate profits.

       The interim financial statements as of July 4, 1997 and July 5, 1996 are unaudited and have been prepared on a basis substantially consistent with the audited financial statements. Pursuant to the requirements of the Securities and Exchange Commission, the unaudited interim financial statements include all adjustments which, in the opinion of management, are of a normal and recurring nature.

Note    2 - Automobile Loan

       The Company is obligated on an automobile bank loan to pay $459 per month for 26 months to amortize the loan including interest.

                    QUALITY OUTSOURCING INC.

                  NOTES TO FINANCIAL STATEMENTS

                        DECEMBER 31, 1996




Note    3 - Leases

       The Company is obligated under a three year lease for office space as follows:

                  1997          $46,452
                  1998          $46,452
                  1999          $38,710

       The Company is also obligated under an automobile lease as follows:

                  1997          $6,600
                  1998          $6,600

Note    4 - Commitment

       In the event of the death of any of the three officer/ stockholders, his spouse will receive $50,000 from the proceeds of an insurance policy currently in place. The Company will purchase from the decedent's estate his shares for a total of $800,000 payable in semi-annual installments over an eight year period providing that the Company's annual revenues are at least equal to $6,000,000 in the years of payments. In the event that the annual revenues decline below the $6,000,000 base, the total purchase price and accordingly the payments for that year will be reduced in the same ratio as the decline in revenue.

Note    5 - Notes Payable -Shareholders

       The shareholder notes bear interest at 10% and are subordinated to the bank loans (see Note 6).

Note    6 - Bank Loans

       The Company has an available line of credit in the amount of $550,000 of which $200,000 was used at December 31, 1996 for working capital needs. Interest is at the rate of prime plus 1-1/4%.

                    QUALITY OUTSOURCING INC.

                  NOTES TO FINANCIAL STATEMENTS

                        DECEMBER 31, 1996




Note    6 - Bank Loans (Cont'd)

       In addition, the Company has borrowed on a term loan basis $150,000 to be repaid at the rate of $4,167 per month for 36 months plus interest at prime plus 1-1/2%.

       The  loans are secured by accounts receivable and personal
       guarantees.   In  addition, the  loan  agreements  contain
       covenants  requiring  the  Company  to  maintain   certain
       minimum capital and subordinated debt levels.

Note    7 - Retirement Plan

       In 1996, the Company had sponsored a 401k plan for its eligible employees. The plan does not require the Company to make contributions; however, it may do so on a voluntary basis. There were no contributions made for 1996.